1 Inspire Medical Systems, Inc. February 2021 NYSE: INSP

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the impact of the COVID-19 pandemic on our business operations, financial results and financial condition, investments in our business, our growth strategies, our expectation that a substantial portion of postponed Inspire therapy procedures will be rescheduled, the activity of our commercial team once circumstances allow, full year 2021 financial and operational outlook, and positive insurance coverage of Inspire therapy and improvements in market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impact of the ongoing and global COVID- 19 pandemic; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2020, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 3

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Focus on a Strong Start to 2021!!! FY 2021 Initial Guidance: Revenue: $183M - $188M, representing 59% - 63% growth from FY 2020 revenue of $115.4M Gross margin: 83% - 85% Territories: 8 to 9 territories per quarter New U.S. centers: 34 to 38 centers per quarter In 2021, our focus will be to continue expansion by improving capacity and conversion 1. Highlighting expansion of training new centers with focus on Ambulatory Surgical Centers (ASCs) 2. Cadence of recruiting Territory Managers in-line with center expansion, along with support staff (FCRs) 3. New Direct-to-Consumer campaigns to bring more people to the website 4. Expansion of Advisor Care Program (call center) to capture most in-bound calls thereby driving improvements in patient connections to healthcare providers 5. Grow capacity at existing centers New Category I CPT codes approved and in the RUC survey process New formal DRG code in Germany became effective Jan 1, 2021 (previous 5 years were under NUB system) 4

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL We continue to closely monitor COVID-19 including: We experienced cancelations or delays in cases in early 2021 in select states (Northeast and Southeast), but do not currently see significant impact beyond normal Q1 seasonality With ASCs, we have some flexibility to move cases, but do not envision the localized lock-downs to be sustained Center openings and new Territory Manager hiring remain strong Continuing with an active prior authorization pipeline and high approval rates Engaging and educating physicians and patients through our online platform using virtual health talks, online tools and the new Inspire Sleep app Refocusing and expanding direct-to-consumer marketing strategies between radio and TV, as well as expanding call center coverage and improving conversion rates Focus remains on ensuring strong patient outcomes and follow-up Update on Inspire Operations: Impact of COVID-19 5

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Significant Business Progress Since IPO: Strong Foundation in Place to Drive Greater Penetration Clinical Phase Regulatory Phase Reimbursement Phase 1 Broader Commercial Expansion Phase PMA approval from the FDA in 2014 Clinical evidence in approximately 2,500 patients and 150+ papers Effectiveness demonstrated in a real-world setting (ADHERE) More than 12,500 patients treated with Inspire therapy to date Medicare coverage in all 50 states with increase in surgeon fees Rapid Increase in Covered Lives (mm) Expanding commercial efforts to drive continued growth in therapy adoption Continue to Increase Volume by Training and Opening New Centers Drive Increased Utilization at Existing Centers Continue to Maintain High quality Patient Outcomes 2 25 165 220 IPO (May '18) Dec '18 Dec '19 Dec '20 6

Commercial Execution: Opportunity to Accelerate Interest and Conversions

Our Direct-to-Patient Strategy Has Proven to Be Successful in Reaching and Educating Patients About Inspire Therapy…

1 Generating Interest

Selectively Expanding DTC Advertising



Inspire Website Visitors (mm)
2.3
4.5
4.8
+109%
2018
2019
2020

2 Qualifying Interest

Matching the Right Patient with the Right Physician for the Right Therapy

2020
- 237k Doctor Searches
- 62k Doctor Contacts
- Launched Advisor Care Program

2021
Expanding Adviser Care Program

3 Driving Conversion

Conversion of < 10% of Incoming Calls

2020
~4k U.S. Implants

2021
Strive for Continuous Improvement of Conversion Rates

…And We Are Now Focused on Both Broadening These Efforts and Increasing Our Overall Conversion Rate and Utilization at Existing Centers

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INSPIRE CONFIDENTIAL
Inspire

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire is an Innovative Neurostimulation Solution for Moderate to Severe Obstructive Sleep Apnea (OSA) First and only FDA-approved neurostimulation technology for OSA More than 12,500 patients treated with Inspire therapy Therapy for the estimated 35–65% of non-CPAP compliant patients ~$10bn annual U.S. market opportunity Innovative, closed-loop, minimally invasive solution Safe, comfortable, and convenient therapy Significant body of clinical evidence involving over 2,500 patients across 23 studies Strong customer base and growing sales team Growing reimbursement with 220 million U.S. covered lives Proven management team leading 340+ employees Our History & Key Milestones 1990s: Medtronic (MDT) begins early work on the development of Inspire 2001: Initial clinical results published by MDT 2007: Inspire is founded after being spun-out of MDT 2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe 2014: STAR results published in the New England Journal of Medicine in January; received PMA approval from the FDA 2015: 18-month STAR data published; revenues of $8.0M 2016: 1,000th implant milestone; revenues of $16.4M 2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M 2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M 2019: 7,500th patient receives Inspire therapy; Many BCBS plans and other large insurers write positive coverage; six Medicare LCD drafts; revenues of $82.1M 2020: Medicare coverage in all 50 states; FDA approved expanded age range to include 18 to 21-year-old patients; Inspire Sleep app released; 10,000th patient receives Inspire therapy 8

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Strong Management Team Tim Herbert President, CEO & Founder 30+ Years of Experience Rick Buchholz Chief Financial Officer 25+ Years of Experience Randy Ban Chief Commercial Officer 25+ Years of Experience Phil Ebeling Chief Operating Officer 20+ Years of Experience 9 Bryan Phillips SVP, General Counsel & Chief Compliance Officer 20+ Years of Experience

OSA is a Serious and Chronic Disease

OSA is Caused by a Blocked or Partially Blocked Airway

Typical Obstructive Sleep Apnea Event



Airway obstruction during breathing

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)

Normal range:
AHI < 5 events per hour

Mild sleep apnea:
5 ≤ AHI < 15 events per hour

Moderate sleep apnea:
15 ≤ AHI < 30 events per hour

Severe sleep apnea:
AHI ≥ 30 events per hour

Inspire's Focus

Most Patients Are Unaware of Their Condition...

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

...and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke[1]

2x
The risk for sudden cardiac death[2]

5x
The risk for cardiovascular mortality[3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]

Increased Risk of Mortality[5]



100%
90%
80%
70%
60%
50%
% Surviving
No OSA
Mild OSA
Moderate OSA
Severe OSA
0
5
10
15
20
Years of Follow-up

Source: Company Website

1. *Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.*
2. *Gami et al, J Am Coll Cardiol 2013.*
3. *Young et al, J Sleep 2008.*
4. *Li et al, Europace 2014.*
5. *Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.*

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INSPIRE CONFIDENTIAL

Current Treatment Options, Such as CPAP and Invasive Surgery, Have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Delivered through a mask that connects through a hose to a bedside air pump
- Demonstrated improvements in patient-reported sleep quality and reductions in daytime sleepiness
- **Long-term limitations as a therapeutic option, primarily due to low patient compliance (approximately 35% – 65%)**
- Low patient compliance as many patients find the mask or treatment cumbersome, uncomfortable and loud



Drivers of Non-Compliance

- ☒ Mask Discomfort
- ☒ Mask Leakage
- ☒ Pressure Intolerance
- ☒ Skin Irritation
- ☒ Nasal Congestion
- ☒ Nasal Drying
- ☒ Nosebleeds
- ☒ Claustrophobia
- ☒ Lack of Intimacy

Invasive Surgery

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- In-patient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.

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INSPIRE CONFIDENTIAL

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- ✓ Sleep apnea affects +100 million people worldwide[1]
- ✓ Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device[2]
- ✓ Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion[3]
- ✓ OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- ✓ OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries



Adults with Moderate to Severe OSA Prescribed CPAP[2] = ~2 million
•Less: 65% CPAP Compliant
Published literature estimates CPAP non-compliance rates of 35% - 65%
35% of CPAP Non-Compliant Adults = ~700,000
•Less: 30% Anatomy Challenges
70% Inspire Anatomy Eligible = ~500,000
•Multiplied by our ASP
Inspire U.S. Market = ~$10 billion

Note: ASP constitutes abbreviation for average selling price.

1. *Source: World Health Organization.*
2. *Company estimates.*
3. *Represents moderate to severe OSA. Source: McKinsey & Company, 2010.*

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INSPIRE CONFIDENTIAL
Inspire Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Therapy is a Proven Solution for Patients with OSA Inspire System 1 2 3 Inspire Procedure Approximately a two-hour outpatient procedure Requires three small incisions Patients typically recover quickly and resume normal activities in just a few days System activation occurs 30 days after implantation Patient controls system by turning on the device each night with the remote control before going to sleep 2 1 Hypoglossal Nerve Neurostimulator Stimulation Lead Pressure Sensing Lead 3 Remote control and three implantable components: Pressure sensing lead: detects when the patient is attempting to breathe Neurostimulator: houses the electronics and battery power for the device Stimulation lead: delivers electrical stimulation to the hypoglossal nerve 13

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Therapy is a Safe and Effective Solution Mild Stimulation is a Clear Mechanism of Action Strong safety profile Effective and durable treatment Closed-loop system Strong patient compliance High patient satisfaction Minimally invasive outpatient procedure ~11-year battery life (without recharging) Utilizes patient’s natural physiology Short recovery times post surgery Patient controlled therapy Inspire Therapy Offers Significant Benefits Long-term outcomes demonstrate that Inspire therapy addresses the shortfalls of current treatments 14

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Objective Measures Show the Impact of Inspire Therapy on OSA Inspire system turned on Airflow Breathing Oxygen Saturation No OSA eventsOSA events Polysomnogram Before and After Activation of Inspire System After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals. 15

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Clinical Evidence 16

Significant Body of Clinical Evidence Evaluating Inspire in more than 2,500 Patients, in 150+ papers

	Clinical Studies	Patients Evaluated
Company Sponsored	Stimulation Therapy for Apnea Reduction (STAR)	126
Company Sponsored	German Post-Market Study	60
Company Sponsored	ADHERE Patient Registry	1,017
Company Sponsored	Pediatric / Down Syndrome	26
Independent	Inspire vs. traditional sleep surgery (Cleveland Clinic, Thomas Jefferson, UPenn)	248
Independent	Independent Studies in Single Centers [2]	150
Independent	Independent Studies of Specific Populations	418
Independent	German and French Experience (Munich, Lubeck, Bordeaux)	143
	Total Patients Evaluated Above	**2,188**

1. Due to the inclusion of certain patients in multiple studies, some studies are not shown in the table because they do not add any incremental patients to the overall total.
2. Includes Thomas Jefferson University Hospital (TJUH) & University of Pittsburgh Medical Center (UPMC); University Hospitals – Cleveland; Non-Academic Hospital in San Diego; and University of Pennsylvania.

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INSPIRE CONFIDENTIAL

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI

Significant Reduction in Severity of OSA


Apnea-Hypopnea Index (Median)
Events per Hour
29.3
9.0
9.7
6.0
6.2
Baseline N=126
12 Month N=124
18 Month N=123
3 Year N=98
5 Year N=71
All p values <0.001 vs. baseline results in median

Meaningful Levels of Compliance Post-Implantation


Oxygen Desaturation Index (ODI) (Median)
Events per Hour
25.4
7.4
8.6
4.8
4.6
Baseline N=126
12 Month N=124
18 Month N=123
3 Year N=98
5 Year N=71
All p values <0.001 vs. baseline results in median

Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire's Effectiveness


Apnea-Hypopnea Index (Mean)
Score (Events/hr)
31.3
30.1
7.2
7.6
8.9
25.8
Baseline
1 Year
Randomized, Therapy-withdrawal Trial
Therapy-maintenance Group (N=23)
Therapy-withdrawal Group (N=23)


Oxygen Desaturation Index (Mean)
Score (Events/hr)
26.7
26.8
6.3
6.0
8.0
23.0
Baseline
1 Year
Randomized, Therapy-withdrawal Trial
Therapy-maintenance Group (N=23)
Therapy-withdrawal Group (N=23)

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Additional STAR Findings Showed Meaningful Improvement in Quality of Life Metrics


Functional Outcomes of Sleep Questionnaire (Median)
Normalized daytime functioning = 17.9
14.6
18.2
18.4
18.8
18.7
Baseline N=126
12 Mo. N=124
18 Mo. N=123
3 Yr. N=98
5 Yr. N=92
All p values <0.001 vs. baseline results


Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
11.0
6.0
6.0
6.0
6.0
Baseline N=126
12 Mo. N=124
18 Mo. N=123
3 Yr. N=98
5 Yr. N=92
All p values <0.001 vs. baseline results


No or Soft Snoring (Median)
17%
86%
87%
81%
90%
Baseline N=108
12 Mo. N=103
18 Mo. N=103
3 Yr. N=100
5 Yr. N=80


Bed Partner Leaves Room (Median)
30%
5%
4%
3%
1%
Baseline N=108
12 Mo. N=103
18 Mo. N=103
3 Yr. N=100
5 Yr. N=80

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INSPIRE CONFIDENTIAL

Summary of Inspire Clinical Studies

	STAR Trial[1]		German Post-Market Study[1]	ADHERE Patient Registry[1]	TJUH and UPMC Evaluation[2]
# of Inspire Patients	124	97	56	1,017	97
Time Following Implantation	12 Months	5 Years	12 Months	12 Months	3 Months
AHI – Baseline	29.3	29.3	28.6	32.8	35.6
AHI – Therapy	9.0	6.2	9.5	9.5	6.3
ESS – Baseline	11	11	13	11	11
ESS – Therapy	6	6	7	6	6
FOSQ – Baseline	14.6	14.6	13.7	*	*
FOSQ – Therapy	18.2	18.7	18.6	*	*
Therapy Compliance	86% daily; 93% 5+ days weekly	80% daily	Average 39 hours per week; 89% ≥20 hours per week	Average 5.6 hours per night	Average >45 hours per week

1. *Represents median results.*
2. *Represents mean results.*

* *Not measured*

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INSPIRE CONFIDENTIAL

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry

ADHERE Patient Registry: Our post-implantation study with the goal of collecting data on a group in excess of 5,000 patients

Registry Results from 1,017 Patients

- Registry study designed to be retrospective and prospective
- 52 centers are involved in registry to date
- Registry enrolled >2,500 patients since October 2016
- Five peer-reviewed manuscripts

Adherence Monitoring: Average home device use: 5.6 hours / night

Results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real-world setting.



Apnea Hypopnea Index (Median)
32.8
P<0.0001
71% Reduction
9.5
Baseline
N=984
12 Months
N=382



Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
11
45% Reduction
P<0.0001
6
Baseline
N=881
12 Months
N=439



Inspire is Better Experience than CPAP
95%
Would Recommend to Friends / Family
96%
Overall Patient Satisfaction
93%
Patients would Choose Inspire Again
94%

Note: Enrollments as of January 2021. Results are from Thaler, Laryngoscope 2019

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Reimbursement 22

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL AMA Grants Approval for New, Category I Procedure Codes • Hypoglossal Nerve Stim will no longer share Procedure Codes with Vagus Nerve Stim for Epilepsy • No more ‘New Technology’ Cat III codes for Inspire (T-Codes) effective January 1, 2022 • High potential that Physician payment for Inspire’s procedure will increase with new codes • ‘RUC’ survey will be performed to evaluate physician ‘work’ and expenses for our codes • Medicare makes the call on how many ‘RVUs’ will be assigned: RVU (Relative Value Units) proposal from Medicare publishes in mid-year 2021 • Hospital payment for Inspire will not change: New code maps to same Facility payment bucket (APC) as old codes for both hospital and ambulatory surgical centers (ASC) • • The AAO-HNS physician society applied for a comprehensive, dedicated new CPT Code set for the hypoglossal nerve stimulation implant. These new codes will have payment rates measured only for Inspire and not blended, becoming effective January 1, 2022 23

Covered Lives Summary

Positive BCBS Plans: 82M Total Covered Lives

- Wellmark
- Horizon
- North Carolina
- Premera
- Regence
- Kansas
- Mississippi
- Louisiana
- Kansas City
- Independence
- Minnesota
- Florida
- South Carolina
- Idaho
- HealthNow NY
- Federal Employee Plan
- Alabama
- Highmark
- Massachusetts
- Excellus
- California
- Michigan
- Nebraska
- Tennessee
- HCSC (IL, TX, etc.)
- CareFirst (DC)
- Capital Blue
- North Dakota
- Arkansas
- Arizona
- Rhode Island

Large Insurance Plans

- United Healthcare: 41M
- Aetna: 22M
- Humana: 17M
- Cigna: 16M

- Anthem: 40M – continue to obtain individual prior auth approvals

Small Plans – Positive Coverage

- TriCare
- Emblem Health
- Medica
- Medical Mutual
- HAP of MI
- Ascension
- Quartz Health
- Capital District Physicians Health Plan (NY)
- Keystone First VIP Choice
- AVMed
- Cleveland Clinic
- Preferred One
- Ohio State University
- WEA Trust (WI)
- Priority Health (MI)
- Health New England
- SelectHealth (Utah)
- HealthPartners (MN)
- Geisinger
- Security Health Plan
- UPMC Health Plan
- Fallon Health of Massachusetts
- Centene Corp.
- GEHA (Gov't Employees Health Assoc.)
- Providence Health Plan
- AllWays Health Partners
- Harvard Pilgrim
- Tufts Health Plan

Covered Lives Summary

Total Plans Gained in 2020: **13**
Total Lives Gained in 2020: **48 million**

Total Positive Policies: **63**
Total US Covered Lives: **220 million**

© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

24

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Medicare Local Coverage Determination (LCD) Completed and In-Place - All coverage criteria consistent in all 50 states MAC Final LCD Publication Date Noridian March 15, 2020 Novitas March 15, 2020 First Coast (Florida) March 15, 2020 National Government Services (NGS) April 1, 2020 Palmetto June 21, 2020 CGS April 1, 2020 Wisconsin Physicians Service (WPS) June 14, 2020 • BMI criterion = Below 35 • AHI criterion = 15 to 65 events per hour • Other criteria mirrors FDA Indications • Represents 40 million covered lives • Medicare Advantage is an additional 20 million covered lives 25

The Prior Authorization Metrics are Steadfastly Improving with Every New Positive Coverage Policy

Case-by-Case Submissions, Reviews & Approvals Process

Prepare/Submit a Prior Authorization → If Denied → Prepare/Submit a 1st level appeal → If Denied → Prepare/Submit a 2nd level appeal → If Denied → Prepare/Submit an EMR appeal (External Medical Review)

Prior Authorization Approval Track Record Following a Complete Appeal Review Cycle

Percentage of Patient Approvals – 2019


91%
+3,257[1]
7%
2%
Approved
Denied at EMR
Dismissed

Overall approval rates are ~78% as many patients do not receive a full review (drop out or are blocked)

Percentage of Patient Approvals – 2020


97%
+4,180[2]
2%
1%
Approved
Denied at EMR
Dismissed

~ 90% in 2020

1. *Indicates number of patient submissions in 2019*
2. *Indicates number of patient submissions in 2020*

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INSPIRE CONFIDENTIAL

16 21 20 17 21 23 34 38 43 48 51 49 56 57 62 76 71 44 95 112 209 268 258 225 270 303 445 488 558 619 661 639 722 735 812 988 929 566 1,233 1,452 - 200 400 600 800 1,000 1,200 1,400 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 - 10 20 30 40 50 60 70 80 90 100 110 120 Past Quarter Submissions Qtrly Weekly Average Submissions Qtrly Total Submissions U.S. Commercial Prior Authorization Submissions QQ ua rt er ly T ot al S ub m is si on s Q ua rt er ly W ee kl y A ve ra ge S ub m is si on s • Steady ramp following Q1 & Q2 COVID-19 lock-down • Steady increase in prior authorization submissions fueled by increased capacity, effective patient outreach programs, reduction of fatigue/burden of obtaining insurance approvals • Additional centers submit authorizations independently and some policies do not require prior authorizations, making this metric less accurate and meaningful over time Total Submissions 2020: 4,180 2019: 3,257 2018: 2,477 2017: 1,506 2016: 960 27

U.S. Commercial Prior Authorization Approvals Q ua rt er ly T ot al A pp ro va ls Q ua rt er ly W ee kl y A ve ra ge A pp ro va ls 5 7 6 8 10 10 10 15 16 19 29 30 34 45 52 58 59 42 80 98 59 96 72 103 126 133 134 190 213 249 373 395 443 579 672 751 761 541 1,039 1,276 0 200 400 600 800 1,000 1,200 1,400 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 0 10 20 30 40 50 60 70 80 90 100 Past Quarter Approvals Qtrly Weekly Average Approvals Qtrly Total Approvals Total Approvals 2020: 3,617 2019: 2,445 2018: 1,230 2017: 583 2016: 330 • Continued increase in approvals per week as a result of positive coverage policies • The median time to approval for 2020 submissions was reduced to 12 days as compared to 25 days in 2019 and 90 days in 2018 • Majority of cases approved at first or Pre-D level and do not require appeals process

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Product Development and Digital Health 29

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Inspire Digital Health Definition Connected tools for Sleep Docs, Surgeons, and Patients that improve outcomes and reduce work. • Collaborative patient screening • Seamless, personalized care • Efficient therapy management 30

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Foundational Customer Needs Opportunities to Create Brand Preference 31 ENT Surgeon • Strong, Predictable Patient Outcomes • Speed and Ease of Implant Procedure • Strong, Predictable Patient Outcomes • Speed and Ease of Patient Management • Outcomes – Feel Better / Reduce Risk • Comfort • Convenient / Easy to use Sleep MD Sleep Apnea Patients

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL There are 6,000 Board Certified Sleep MDs in the US Over 90% are aware of Inspire Less than 40% are currently referring for Inspire Training Age Practice Management & Mindset 63% Internal Medicine / Pulmonary 25% Psychology / Neurology 4% Otolaryngology 8% Other 39% under 50yrs old 30% 50-60 31% >60 27% Academic 33% Private Practice 27% Employed (community system) 14% Other (military, etc.) • Growth oriented • Internal DME vs. External DME • Hyper focused on AHI vs. Balanced perspective • QoL • Long term risk (AHI) • Patient Satisfaction 32

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL What they think about CPAP What they think about Inspire Patient Treated OSA Perceived to be: • Invasive • Costly • Complex Sleep MDs Need Familiarity/Confidence in the Therapy Pathway Insurance Procedure Programming Etc. 33

CPAP History: A proven model

1980	1994	1995	2007	2014
				
CPAP Invented	Increased Comfort	Ease of Use	Auto Adjusting	Smart, connected CPAP
Game changing new therapy	First nasal pillow	Integrated humidifier	First Auto PAP	Anytime adherence & efficacy Remote adjustment of settings

Inspire History: A similar path

2014	2016	2017	2018	2021+
Model 3032				
FDA Approval	New Patient Remote	40% Size Reduction	Inspire Cloud	Smart, connected Inspire
Game changing therapy	Increased ease of use	Increased comfort	Track adherence & efficacy	Anytime adherence & efficacy Remote adjustment of settings

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 2021 Inspire System Bluetooth® USB: flash drive Hospital PC or Web Browser Inductive Telemetry Bluetooth® Inspire Cloud Internet Mobile App leep Diagnostic Cloud Sleep Diagnostic Device 35 Bluetooth® and the Bluetooth logo are registered trademarks of Bluetooth SIG, Inc.

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 2020 Q2 Q3 Q4 2021 Q2 Q3 Digital Pipeline 2020/2021 2020/2021 • Patient education tracking • Collaborative patient screening • Virtual patient check-in 2021 • Digital monitoring of usage • Browser-base interface • Possible integration of AHI monitor App • Patient education • Find a doctor • Clinical ESS survey Cloud • Clinician collaboration • Usage monitoring 36

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Framework For Center Development 37

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Market Development Direct-to-Patient Channels / Self-Referred Inspire Program Core Team Sleep Practice Refer and Manage Sleep Practice Referrals Dental Practice Referrals Cardiac Practice / EP1 Referrals Direct-to-Patient Outreach Machine Inspire has built a referral network with physicians across the treatment continuum Differentiated marketing engine capable of generating demand through patient channels ____________________ 1. Electrophysiologists (EP) We have a Targeted Approach to Market Development and Patient Outreach 237K Doctor Searches (-54% YoY) 62K Doctor Contacts (+73% YoY) 4.8M Visitors (+7% YoY) 2020 Website Results Physician to Physician Patient Word of Mouth Company Sponsored Public Relations Local Radio Local TV * Doctor searches decreased YoY due to the addition of a screening question on the website. 38

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL DTC Program: Strategic Pillars #3: Convert to Appointment #1: Drive Efficient Awareness #2: Educate & Segment IS.com #4: Convert Appointment to Implant Paid Media • Breakthrough Content • Playbook Testing Customized journeys “Get Started” Advisor Care Program (ACP) Marketing Automation Inspire App, Tablet, Patient Tracking 39

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Advisor Care Program (ACP) Connecting Qualified Patients Directly to our Centers 40 Patient calls number on MD Listing Call connected to Inspire Advisor Inspire Advisor calls clinic; Connects patient with LIVE scheduler Turning Patient Interest into Actionable Steps Toward an Inspire Implant

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm U.S. Sales Organization 107 Territories in U.S. and 9 in Europe Managed by 4 Area Vice-Presidents and 20 Regional Sales Managers Supported by Therapy Awareness Managers and Field Clinical Reps Field Training Staff Target for each rep to manage 5 – 7 active centers per territory Continue to build capacity to treat patients by adding centers, hiring Territory Managers, and adding training and support structure, including Regional Managers and staff to cover implant cases and activations Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm Patients ENT Physicians Sleep Centers 41

Keys To Driving a Strong Territory

Territory Manager Strategy

- **New Centers and Territory Framing**
  - Leading with 4 Area Vice Presidents
    - Area Business Managers focus solely on new centers
  - Building Regional Manager Team, increased to 20 in Q4 2020 (added 2 in Q4 2020)
  - Adding Field Clinical Reps (FCRs) to support implants
- **Continue adding Territories**
  - Ended Q4 2020 with 107 U.S. Territories (9 added in Q4 2020)
- **Sales Training**
  - Inspire University conducted quarterly for new employees
- **Free up selling time for tenured reps to focus on driving patient flow**
  - Invest in FCRs to cover cases and activations

How TMs Spend their Time



FCRs to Support
Find The Right Centers
Attend DISE, Cases & Follow up
Manage Prior Authorization, Coding & Payment
Drive Patient Flow & Practice Readiness

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization while ensuring proper training to maintain control of high-quality therapy outcomes The Great Balancing Act 43

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Financials 44

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $3.0 $3.6 $4.7 $5.2 $5.3 $6.0 $7.3 $10.0 $10.0 $10.9 $13.1 $16.6 $16.3 $18.0 $20.9 $26.9 $21.3 $12.2 $35.8 $46.0 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 60% 31% -32% 72% 71%62%79% % YoY Revenue Growth ____________________ Quarterly amounts are unaudited Quarterly Revenue ($ in Millions) 69% 56% 91% 90% 81% 80% 66% 62% 65% 45

Q4 2020 Performance

YoY Revenue ($ in millions)

YoY Increase: 71%



$46.0
$26.9
Q4 2019
Q4 2020

Territories
EQ4 2020: 107
EQ4 2019: 73

Q4 2020 Revenue Mix



US
OUS
7%
93%

Q4 2019 Revenue Mix



US
OUS
7%
93%

YoY Gross Margin

YoY Increase: 20bps



84.2%
84.4%
Q4 2019
Q4 2020

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $16.4 $28.6 $50.6 $82.1 $115.4 Guidance $183-188 2016 2017 2018 2019 2020 2021 2016 – 2020 CAGR: 62.9% Annual Revenue and Gross Margin ($ in millions) Annual Gross Margin 76.2% 78.9% 80.1% 83.4% 84.7% Guidance 83 - 85% 2021 Guidance: • FY2021 revenue range of $183M - $188M, representing 59% - 63% growth from FY2020 • FY2021 gross margin between 83% - 85% 47

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Growth Strategies Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust physician training Promote awareness among patients, ENT physicians, sleep centers, and referring physicians Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy Leverage final Medicare LCDs and 220 million covered lives while continuing with prior authorization model Invest in research and development to drive innovation and expand indications Further penetrate existing and expand into new international markets 48

Our Innovative Inspire Solution has a Significant First Mover Advantage

Compelling Market Opportunity

- Large and growing prevalence of OSA
- Significant economic cost of untreated OSA
- Urgent clinical need for an effective alternative to CPAP
- ~$10bn annual market opportunity in the U.S.

Inspire Therapy is Strongly Positioned

- **FDA PMA approval since 2014**
  - More than 12,500 patients treated at over 495 medical centers across the U.S. and Europe
- **Significant payor experience**
  - 220 million covered lives in the U.S.
  - Leverage highly effective prior authorization model
  - Over 1,500 individual patient submissions in 2017, over 2,450 in 2018, over 3,250 in 2019, and over 4,150 in 2020
- **Evidence of safety and 5-year long-term sustained efficacy**
  - Consistent results across four sponsored and 19 independent clinical studies evaluating ~2,500 patients
  - Ongoing enrollment of 5,000 patient ADHERE registry (>2,500 patients enrolled thru January 2021)
- **Differentiated products built on years of development**
  - Closed loop system that leverages our pressure sensing lead and proprietary algorithm
  - Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and allows for MRI of head and extremities

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire